EXHIBIT 99.5
                                                                    ------------





                                                                        Red Lion





                                                   Combined Financial Statements
                                                        As of September 30, 2001
                                                   and for the nine months ended
                                                     September 30, 2001 and 2000

                                                                        RED LION


                                              COMBINED BALANCE SHEET (UNAUDITED)

================================================================================


SEPTEMBER 30,                                                            2001
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ASSETS

CURRENT ASSETS
      Cash and equivalents                                      $ 2,126,461
      Accounts receivable, net of allowance for possible
            losses of approximately $90,500                       3,380,279
      Inventories                                                   740,069
      Prepaid expenses, deposits and other                        1,101,063
      Deferred income taxes                                         411,297
--------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                              7,759,169

PROPERTY AND EQUIPMENT, net                                      45,952,755
INTANGIBLE ASSETS, net                                           45,586,867
--------------------------------------------------------------------------------

TOTAL ASSETS                                                    $99,298,791
================================================================================

LIABILITIES AND STOCKHOLDER'S NET INVESTMENT

CURRENT LIABILITIES
      Accounts payable and accrued expenses                     $ 6,172,401
--------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                         6,172,401

DEFERRED INCOME TAXES                                            13,123,382
--------------------------------------------------------------------------------

TOTAL LIABILITIES                                                19,295,783

STOCKHOLDER'S NET INVESTMENT                                     80,003,008
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDER'S NET INVESTMENT              $99,298,791
================================================================================

                        See accompanying notes to combined financial statements.

                                                                        RED LION


          COMBINED STATEMENT OF INCOME AND STOCKHOLDER'S NET INVESTMENT
                                                            (UNAUDITED)

================================================================================

NINE MONTHS ENDED SEPTEMBER 30,                      2001               2000
--------------------------------------------------------------------------------

REVENUES
      Hotels and restaurants                     $ 62,454,800      $ 63,541,222
      Other fees and income                         1,803,467         2,124,264
--------------------------------------------------------------------------------

TOTAL REVENUES                                     64,258,267        65,665,486
--------------------------------------------------------------------------------

OPERATING EXPENSES
      Hotel and restaurant operations              33,696,111        31,361,320
      Other operating expenses                     24,169,502        27,374,955
      Depreciation and amortization of
          tangible assets                           4,199,245         3,379,516
      Amortization of intangible assets               942,600           942,600
--------------------------------------------------------------------------------

TOTAL EXPENSES                                     63,007,458        63,058,391
--------------------------------------------------------------------------------

OPERATING INCOME                                    1,250,809         2,607,095

OTHER EXPENSE (INCOME)                                 (2,441)          192,371
--------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES                          1,253,249         2,414,724

INCOME TAX PROVISION                                  352,000           770,000
--------------------------------------------------------------------------------

NET INCOME                                       $    901,249         1,644,724
================================================================================

                        See accompanying notes to combined financial statements.

                                                                        RED LION


                                    COMBINED STATEMENT OF CASH FLOWS (UNAUDITED)


================================================================================

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

NINE MONTHS ENDED SEPTEMBER 30,                                            2001             2000
------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income                                                       $   901,249      $ 1,644,724
      Adjustments to reconcile net income to net cash provided by operating activities:
                  Depreciation and amortization                          5,141,845        4,648,971
      Changes in assets and liabilities:
            Accounts receivable                                           (103,002)        (971,525)
            Inventories                                                     35,404          685,548
            Prepaid expenses, deposits and income taxes refundable        (206,961)        (637,159)
            Accounts payable and accrued expenses                          861,860        1,515,887
------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                6,630,395       (6,886,446)
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Additions to property and equipment                               (4,665,737)      (6,091,142)
------------------------------------------------------------------------------------------------------

Net cash used by investing activities                                   (4,665,737)      (6,091,142)
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Net transfers to Hilton                                           (3,526,027)        (571,949)
------------------------------------------------------------------------------------------------------

Net cash used by financing activities                                   (3,526,027)        (571,949)
------------------------------------------------------------------------------------------------------

CHANGE IN CASH AND CASH EQUIVALENTS
      Net increase (decrease) in cash and cash equivalents              (1,561,369)         223,355
      Cash and cash equivalents, beginning of period                     3,687,830        1,475,122
------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period                               $ 2,126,461      $ 1,698,477
======================================================================================================

                        See accompanying notes to combined financial statements.

                                                                        RED LION


                                          NOTES TO COMBINED FINANCIAL STATEMENTS

================================================================================


1.   ORGANIZATION     Red Lion Hotels, Inc. is a wholly-owned subsidiary of
     AND BASIS OF     Doubletree Corporation. Red Lion Hotels, Inc. and
     PRESENTATION     Doubletree Corporation are primarily engaged in the
                      ownership, management and development of hotels and the franchising of lodging properties.

                      On December 31, 2001, WestCoast Hospitality Corporation acquired all of the outstanding stock of Red Lion Hotels, Inc. from Doubletree Corporation. The combined financial statements include the accounts of the nine owned and 12 leased hotel properties, which were owned by Red Lion Hotels, Inc. at the time Red Lion Hotels, Inc. was acquired by WestCoast and reflect the historical results of operations and cash flows of these hotel properties, and certain intangible assets of Red Lion Hotels, Inc. related to those operations. (collectively referred to as "Red Lion").

2.   INTERIM          The unaudited combined financial statements included
     FINANCIAL        herein have been prepared by Red Lion (the Company)
     INFORMATION      pursuant to the rules and regulations of the Securities
                      and Exchange Commission (SEC). Certain and footnote disclosures normally included in financial statements prepared in accordance accepted accounting principles have been condensed or omitted as permitted by such rules and regulations. The Company believes that the disclosures included herein are adequate; however, these combined statements should be read in conjunction with the financial statements and the notes thereto for the year ended December 31, 2000 filed as Exhibit 99.4 of this Form
                      8-K/A.

                      In the opinion of management, these unaudited financial statements contain all of the adjustments (normal and recurring in nature) necessary to present fairly the combined financial position of the Company at September 30, 2001 and the combined results of operations for the nine months ended September 30, 2001 and 2000 and cash flows for the nine months ended September 30, 2001 and 2000. The results of operations for the periods presented may not be indicative of those, which may be expected for a full year.



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